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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: July 19, 2001

                                 Infotopia, Inc.
               (Exact Name of Registrant as Specified in Charter)

                  Nevada                             95-4685068
         (State of Incorporation)             (IRS Employer ID Number)

                           3635 Boardman Canfield Road
                               Canfield, OH 44406
                    (Address of Principal Executive Offices)

                                 (330) 702-3000
              (Registrant's Telephone Number, Including Area Code)

                                218 Tearall Road
                                Raynham, MA 02767
                                (Former Address)
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Item 5.  Other Events

         On July 19, 2001, the Registrant entered into a letter of intent with Infomercial Management Corporation ("IMC"), Modern Interactive Technology, Inc. ("MIT"), and their principals, which contemplates the acquisition of IMC and MIT by Registrant, as well as a co-development agreement among the Registrant, IMC and MIT.

         The press release announcing the transaction and summarizing the contents of the letter of intent, as well as referencing certain relevant contingencies to completing the transaction, is attached hereto as Exhibit 99(i).

         A conformed copy of the letter of intent is attached hereto as Exhibit 99(ii).


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf, by the undersigned hereunto duly authorized.

INFOTOPIA, INC.

By: /s/ Daniel Hoyng
        Daniel Hoyng, Chairman
          and CEO

Dated: July 26, 2001